UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) March 24, 2010

OLD REPUBLIC INTERNATIONAL CORPORATION

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(Exact name of Registrant as Specified in Charter)

                      Delaware                                                                         001-10607                                                             36-2678171
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          (State or Other Jurisdiction                                                           (Commission                                                     (I.R.S. Employer
          of Incorporation)                                                                      File Number)                                                     Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of Principal Executive Offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 140.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Board of Directors of Old Republic International Corporation (the “Company”) on March 24, 2010, John W. Popp announced that he would not stand for re-election at the Company’s annual shareholders’ meeting on May 28, 2010.  Mr. Popp is 87 and has been on the Company’s Board of Directors since 1993.  His position will not be filled and instead the Board will be reduced from twelve to eleven Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          OLD REPUBLIC INTERNATIONAL CORPORATION
                          Registrant

Date:  March 25, 2010                                                                            By: /s/ Spencer LeRoy III
                          Spencer LeRoy III
                          Senior Vice President, Secretary and
                          General Counsel